SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :     April 20, 2001

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation or Organization)	76-0291058 (I.R.S. Employer Identification Number)

2929 Allen Parkway
P.O. Box 2521
Houston, Texas 77252-2521
(Address of principal executive offices, including zip code)

(713) 759-3636
(Registrant’s telephone number, including area code)

Item 5. Other Events

      On April 20, 2001, TEPPCO Partners, L.P. (the “Partnership”) publicly announced the results of operations for the quarter ended March 31, 2001. The purpose of this report is to file the press release containing such announcement under the Securities Exchange Act of 1934, as amended, so that such announcement may be incorporated by reference in subsequent Registration Statements as may be filed by the Partnership.

Item 7. Statements and Exhibits

      (c) Exhibits:

Exhibit
Number	Description

99.1	Press release of the Partnership dated April 20, 2001.

99.2	Presentation by the Partnership on April 23, 2001, and April 24, 2001.

Item 9. Regulation FD Disclosure

      The Partnership is filing herewith certain data being presented at a conference on April 23, 2001, and April 24, 2001.

      Except for the historical information contained herein, this document may contain forward-looking statements regarding TEPPCO Partners, L.P., including projections, estimates, forecasts, plans, and objectives. Although management believes all such statements are based on reasonable assumptions, no assurances can be given that the actual results will not differ materially from those contained in such forward-looking statements. See TEPPCO Partners, L.P. 2000 Annual Report on Form 10-K for additional discussion of risks and uncertainties that may affect such forward-looking statements.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P. (Registrant)

By:	Texas Eastern Products Pipeline Company, LLC
General Partner

/s/ CHARLES H. LEONARD

Charles H. Leonard Sr. Vice President, Chief Financial Officer and Treasurer

Date: April 20, 2001

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